Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SI Financial Group, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of the Company as of and for the period covered by this Report.

By:	/s/ Rheo A. Brouillard
Rheo A. Brouillard
President and Chief Executive Officer
November 10, 2006

By:	/s/ Brian J. Hull
Brian J. Hull
Executive Vice President, Treasurer
and Chief Financial Officer
November 10, 2006